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EXHIBIT 10.7.2

                           ADDENDUM TO JAXXS(1) LEASE

        1. Upon completion of tenant improvements in Suite 304 (approximately May 1-10, 1996), Jaxxs will assume the lease for B201 (613 sq. ft.) at the current rent of $1,632.00 per month, plus pro-rata CAM charges per month of $39.24, through June 30, 1996.

        2. Beginning July 1, 1996, Jaxxs will assume the scheduled rental increase for B201 (5%) which will bring the monthly rental to $1,714.00 per month plus CAM, through August 31, 1997 (i.e. the expiration date of Jaxxs' current lease for B202).

                                         /s/ Jack Friedman
                                         -----------------------------
                                         Jack Friedman
                                         JAXXS, Inc.

                                         /s/ Jack Friedman
                                         -----------------------------
                                         Jack Friedman, as an individual

                                         date: -----------------------

                                         signature: /s/ Ron Goldman
                                                    ------------------
                                                        Ron Goldman
                                                        Lessor

                                         date: 5/27/96
                                               -----------------------

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(1) also JAKKS Pacific, Inc.